Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS
ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Clancy Corp. (the “Company”) on Form 10-K for the fiscal year ended July 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of, the Principal Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Xiangying Meng
Xiangying Meng
Chief (Principal) Executive Officer,
Chief (Principal) Financial Officer and Principal Accounting Officer

Dated: October __, 2022